Exhibit 99.1


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands)


                                                                                  As previously reported
                                                                            ------------------------------------
                                                                            March 31,June 30,  Sept. 30,Dec. 31,
                                                                              2004     2004     2004     2004
                                                                            --------- -------- -------- --------
ASSETS
Current assets:
   Cash and cash equivalents                                                $ 14,888 $ 18,925 $ 35,487 $ 28,454
   Restricted cash                                                            22,198   24,033   25,955   25,270
   Accounts receivable, net of allowance for doubtful accounts                15,956   15,553   15,520   16,175
   Inventory                                                                   1,283    1,274    1,269    1,364
   Prepaid expenses                                                            4,959    3,524    3,682    2,667
   Deferred income taxes                                                       2,936    2,936    1,981    1,752
   Assets held-for-sale                                                        4,512    1,512      670      321
   Other current assets                                                        6,827   10,600   10,717    8,169
                                                                            --------- -------- -------- --------
     Total current assets                                                     73,559   78,357   95,281   84,172

Restricted cash, excluding amounts classified as current                      22,377   23,366   23,412   24,864
Land, buildings and equipment, net                                           533,219  532,765  512,854  496,297
Notes receivable                                                              18,834   18,745   18,656   18,563
Goodwill                                                                      36,463   36,463   36,463   36,463
Leasehold acquisition costs, net of accumulated amortization                  31,715   30,812   30,097   29,362
Other assets                                                                  49,884   46,090   52,815   56,270
                                                                            --------- -------- -------- --------
     Total assets                                                           $766,051 $766,598 $769,578 $745,991
                                                                            ========= ======== ======== ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Current portion of long-term debt                                         $ 7,793 $ 11,200 $ 10,181 $ 10,372
   Current portion of capital lease and lease financing obligations            5,643    5,842   16,595   16,474
   Debt associated with assets held for sale                                   2,300        -        -        -
   Accounts payable                                                            4,669    4,679    3,596    5,937
   Accrued interest                                                            3,029    3,033      956      988
   Accrued payroll and benefits                                                9,970   10,616   12,294   10,125
   Accrued property taxes                                                      6,142    8,404   11,042    8,872
   Other accrued expenses                                                      7,194    8,042    7,664    8,035
   Other current liabilities                                                  10,951    9,109   13,913    8,505
   Tenant deposits                                                                 -        -        -        -
   Refundable portion of entrance fees                                             -        -        -        -
   Deferred entrance fee income                                                    -        -        -        -
                                                                            --------- -------- -------- --------
     Total current liabilities                                                57,691   60,925   76,241   69,308

Long-term debt, less current portion                                         251,848  246,906  126,502  125,584
Capital lease and lease financing obligations, less current portion           94,386   93,018  199,208  182,652
Refundable portion of entrance fees                                           75,871   78,330   79,598   79,148
Deferred entrance fee income                                                 139,559  141,946  144,818  145,186
Tenant deposits                                                                4,673    4,685    4,485    4,804
Deferred gains on sale-leaseback transactions                                 90,050   87,703  101,395   98,876
Deferred income taxes                                                          5,360    5,360    2,597    2,134
Other long-term liabilities                                                   19,577   21,056   21,149   20,731
                                                                            --------- -------- -------- --------
     Total liabilities                                                       739,015  739,929  755,993  728,423

Minority interest                                                             21,779   21,658   13,976   14,213

Shareholders' equity:
   Preferred stock, no par value; 5,000,000 shares authorized, no
    shares issued or outstanding                                                   -        -        -        -
   Common stock, $.01 par value; 200,000,000 shares authorized                   236      246      249      252
   Additional paid-in capital                                                160,107  162,397  166,373  168,092
   Accumulated deficit                                                      (155,086)(157,632)(164,577)(162,771)
   Deferred Compensation                                                           -        -   (2,436)  (2,218)
                                                                            --------- -------- -------- --------
     Total shareholders' equity                                                5,257    5,011     (391)   3,355
                                                                            --------- -------- -------- --------
     Total liabilities and shareholders' equity                             $766,051 $766,598 $769,578 $745,991
                                                                            ========= ======== ======== ========


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands)


                                                                             Adjustments and reclassifications
                                                                            ------------------------------------
                                                                            March 31,June 30, Sept. 30,Dec. 31,
                                                                             2004     2004     2004      2004
                                                                            -------- -------- -------- ---------
ASSETS
Current assets:
   Cash and cash equivalents                                                    $ -      $ -      $ -       $ -
   Restricted cash                                                                -        -        -         -
   Accounts receivable, net of allowance for doubtful accounts                    -        -        -         -
   Inventory                                                                      -        -        -         -
   Prepaid expenses                                                               -        -        -         -
   Deferred income taxes                                                      2,772    2,772    2,772     3,893
   Assets held-for-sale                                                           -        -        -         -
   Other current assets                                                           -        -        -         -
                                                                            -------- -------- -------- ---------
     Total current assets                                                     2,772    2,772    2,772     3,893

Restricted cash, excluding amounts classified as current                          -        -        -         -
Land, buildings and equipment, net                                                -        -        -         -
Notes receivable                                                                  -        -        -         -
Goodwill                                                                          -        -        -         -
Leasehold acquisition costs, net of accumulated amortization                      -        -        -         -
Other assets                                                                   (565)    (588)    (610)     (634)
                                                                            -------- -------- -------- ---------
     Total assets                                                           $ 2,207  $ 2,184  $ 2,162   $ 3,259
                                                                            ======== ======== ======== =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Current portion of long-term debt                                            $ -      $ -      $ -       $ -
   Current portion of capital lease and lease financing obligations               -        -        -         -
   Debt associated with assets held for sale                                      -        -        -         -
   Accounts payable                                                               -        -        -         -
   Accrued interest                                                               -        -        -         -
   Accrued payroll and benefits                                                   -        -        -         -
   Accrued property taxes                                                         -        -        -         -
   Other accrued expenses                                                         -        -        -         -
   Other current liabilities                                                      -        -        -         -
   Tenant deposits                                                            4,673    4,685    4,485     4,804
   Refundable portion of entrance fees                                       75,871   78,330   79,598    79,148
   Deferred entrance fee income                                              29,871   31,644   34,182    33,800
                                                                            -------- -------- -------- ---------
     Total current liabilities                                              110,415  114,659  118,265   117,752

Long-term debt, less current portion                                              -        -        -         -
Capital lease and lease financing obligations, less current portion               -        -        -         -
Refundable portion of entrance fees                                         (75,871) (78,330) (79,598)  (79,148)
Deferred entrance fee income                                                (29,871) (31,644) (34,182)  (33,800)
Tenant deposits                                                              (4,673)  (4,685)  (4,485)   (4,804)
Deferred gains on sale-leaseback transactions                                     -        -        -         -
Deferred income taxes                                                         2,772    2,772    2,772     3,893
Other long-term liabilities                                                  (2,036)  (2,345)  (2,649)   (2,980)
                                                                            -------- -------- -------- ---------
     Total liabilities                                                          736      427      123       913

Minority interest                                                                 -        -        -         -

Shareholders' equity:
   Preferred stock, no par value; 5,000,000 shares authorized, no
    shares issued or outstanding                                                  -        -        -         -
   Common stock, $.01 par value; 200,000,000 shares authorized                    -        -        -         -
   Additional paid-in capital                                                     -        -        -         -
   Accumulated deficit                                                        1,471    1,757    2,039     2,346
   Deferred Compensation                                                          -        -        -         -
                                                                            -------- -------- -------- ---------
     Total shareholders' equity                                               1,471    1,757    2,039     2,346
                                                                            -------- -------- -------- ---------
     Total liabilities and shareholders' equity                             $ 2,207  $ 2,184  $ 2,162   $ 3,259
                                                                            ======== ======== ======== =========


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands)


                                                                                        As restated
                                                                            ------------------------------------
                                                                            March 31,June 30, Sept. 30,Dec. 31,
                                                                              2004     2004     2004     2004
                                                                            --------- ------- -------- ---------
ASSETS
Current assets:
   Cash and cash equivalents                                                $ 14,888 $ 18,925 $ 35,487 $ 28,454
   Restricted cash                                                            22,198   24,033   25,955   25,270
   Accounts receivable, net of allowance for doubtful accounts                15,956   15,553   15,520   16,175
   Inventory                                                                   1,283    1,274    1,269    1,364
   Prepaid expenses                                                            4,959    3,524    3,682    2,667
   Deferred income taxes                                                       5,708    5,708    4,753    5,645
   Assets held-for-sale                                                        4,512    1,512      670      321
   Other current assets                                                        6,827   10,600   10,717    8,169
                                                                            --------- ------- -------- ---------
     Total current assets                                                     76,331   81,129   98,053   88,065

Restricted cash, excluding amounts classified as current                      22,377   23,366   23,412   24,864
Land, buildings and equipment, net                                           533,219  532,765  512,854  496,297
Notes receivable                                                              18,834   18,745   18,656   18,563
Goodwill                                                                      36,463   36,463   36,463   36,463
Leasehold acquisition costs, net of accumulated amortization                  31,715   30,812   30,097   29,362
Other assets                                                                  49,319   45,502   52,205   55,636
                                                                            --------- ------- -------- ---------
     Total assets                                                           $768,258 $768,782 $771,740 $749,250
                                                                            ========= ======= ======== =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Current portion of long-term debt                                         $ 7,793 $ 11,200 $ 10,181 $ 10,372
   Current portion of capital lease and lease financing obligations            5,643    5,842   16,595   16,474
   Debt associated with assets held for sale                                   2,300        -        -        -
   Accounts payable                                                            4,669    4,679    3,596    5,937
   Accrued interest                                                            3,029    3,033      956      988
   Accrued payroll and benefits                                                9,970   10,616   12,294   10,125
   Accrued property taxes                                                      6,142    8,404   11,042    8,872
   Other accrued expenses                                                      7,194    8,042    7,664    8,035
   Other current liabilities                                                  10,951    9,109   13,913    8,505
   Tenant deposits                                                             4,673    4,685    4,485    4,804
   Refundable portion of entrance fees                                        75,871   78,330   79,598   79,148
   Deferred entrance fee income                                               29,871   31,644   34,182   33,800
                                                                            --------- ------- -------- ---------
     Total current liabilities                                               168,106  175,584  194,506  187,060

Long-term debt, less current portion                                         251,848  246,906  126,502  125,584
Capital lease and lease financing obligations, less current portion           94,386   93,018  199,208  182,652
Refundable portion of entrance fees                                                -        -        -        -
Deferred entrance fee income                                                 109,688  110,302  110,636  111,386
Tenant deposits                                                                    -        -        -        -
Deferred gains on sale-leaseback transactions                                 90,050   87,703  101,395   98,876
Deferred income taxes                                                          8,132    8,132    5,369    6,027
Other long-term liabilities                                                   17,541   18,711   18,500   17,751
                                                                            --------- ------- -------- ---------
     Total liabilities                                                       739,751  740,356  756,116  729,336

Minority interest                                                             21,779   21,658   13,976   14,213

Shareholders' equity:
   Preferred stock, no par value; 5,000,000 shares authorized, no
    shares issued or outstanding                                                   -        -        -        -
   Common stock, $.01 par value; 200,000,000 shares authorized                   236      246      249      252
   Additional paid-in capital                                                160,107  162,397  166,373  168,092
   Accumulated deficit                                                      (153,615)(155,875)(162,538)(160,425)
   Deferred Compensation                                                           -        -   (2,436)  (2,218)
                                                                            --------- ------- -------- ---------
     Total shareholders' equity                                                6,728    6,768    1,648    5,701
                                                                            --------- ------- -------- ---------
     Total liabilities and shareholders' equity                             $768,258 $768,782 $771,740 $749,250
                                                                            ========= ======= ======== =========


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands)


                                                                                 As previously reported
                                                                        -----------------------------------------
                                                                        March 31, June 30,   Sept. 30, Dec. 31,
                                                                          2003      2003       2003      2003
                                                                        ---------- --------- --------- ----------
ASSETS
Current assets:
   Cash and cash equivalents                                             $ 17,391  $ 13,242  $ 18,134   $ 17,192
   Restricted cash                                                         20,858    21,847    20,433     20,947
   Accounts receivable, net of allowance for doubtful accounts             15,238    14,155    15,485     14,902
   Inventory                                                                1,377     1,367     1,355      1,308
   Prepaid expenses                                                         4,163     2,903     4,315      3,900
   Deferred income taxes                                                    3,028     3,028     3,028      2,936
   Assets held-for-sale                                                    24,248    11,083    11,055      6,426
   Other current assets                                                     5,193     5,115     4,075     10,989
                                                                        ---------- --------- --------- ----------
     Total current assets                                                  91,496    72,740    77,880     78,600

Restricted cash, excluding amounts classified as current                   21,680    21,492    22,241     22,654
Land, buildings and equipment, net                                        634,863   630,770   535,183    533,145
Notes receivable                                                           19,121    21,560    21,473     18,925
Goodwill                                                                   36,463    36,463    36,463     36,463
Leasehold acquisition costs, net of accumulated amortization               22,343    21,810    34,100     33,207
Other assets                                                               61,618    60,035    51,602     51,289
                                                                        ---------- --------- --------- ----------
     Total assets                                                       $887,584   $864,870  $778,942   $774,283
                                                                        ========== ========= ========= ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Current portion of long-term debt                                     $ 23,828  $ 19,635  $ 15,765   $ 16,215
   Debt associated with assets held for sale                               11,910         -     7,000      7,000
   Accounts payable                                                         7,199     6,969     7,608      4,800
   Accrued interest                                                         5,446     4,823     2,098      3,330
   Accrued payroll and benefits                                             7,561     7,953     9,124     10,536
   Accrued property taxes                                                   6,413     8,103    10,549     10,742
   Other accrued expenses                                                   9,234     8,411     7,762      8,234
   Other current liabilities                                               13,720    12,916    15,328      9,140
   Tenant deposits                                                              -         -         -          -
   Refundable portion of entrance fees                                          -         -         -          -
   Deferred entrance fee income                                                 -         -         -          -
                                                                        ---------- --------- --------- ----------
     Total current liabilities                                             85,311    68,810    75,234     69,997

Long-term debt, less current portion                                      507,811   509,510   336,481    337,464
Convertible debentures                                                     15,956    12,880    12,821     10,856
Refundable portion of entrance fees                                        69,924    72,160    72,819     72,980
Deferred entrance fee income                                              132,773   133,148   136,162    139,813
Tenant deposits                                                             4,964     4,818     4,738      4,751
Deferred gains on sale-leaseback transactions                              26,764    25,940    95,073     92,596
Deferred income taxes                                                       3,806     3,993     3,806      5,360
Other long-term liabilities                                                12,326    12,475    14,405     17,774
                                                                        ---------- --------- --------- ----------
     Total liabilities                                                    859,635   843,734   751,539    751,591

Minority interest                                                          26,012    25,607    21,888     21,885

Shareholders' equity:
   Preferred stock, no par value; 5,000,000 shares authorized, no
    shares issued or outstanding                                                -         -         -          -
   Common stock, $.01 par value; 200,000,000 shares authorized                173       187       188        197
   Additional paid-in capital                                             145,706   148,768   148,873    150,896
   Accumulated deficit                                                   (143,942) (153,426) (143,546)  (150,286)
                                                                        ---------- --------- --------- ----------
     Total shareholders' equity                                             1,937    (4,471)    5,515        807
                                                                        ---------- --------- --------- ----------
     Total liabilities and shareholders' equity                         $ 887,584 $ 864,870  $778,942  $ 774,283
                                                                        ========== ========= ========= ==========


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands)


                                                                          Adjustments and reclassifications
                                                                       -----------------------------------------
                                                                       March 31, June 30,   Sept. 30, Dec. 31,
                                                                         2003      2003       2003      2003
                                                                       ---------- --------- --------- ----------
ASSETS
Current assets:
   Cash and cash equivalents                                                 $ -       $ -       $ -        $ -
   Restricted cash                                                             -         -         -          -
   Accounts receivable, net of allowance for doubtful accounts                 -         -         -          -
   Inventory                                                                   -         -         -          -
   Prepaid expenses                                                            -         -         -          -
   Deferred income taxes                                                   4,019     4,019     4,019      2,772
   Assets held-for-sale                                                        -         -         -          -
   Other current assets                                                        -         -         -          -
                                                                       ---------- --------- --------- ----------
     Total current assets                                                  4,019     4,019     4,019      2,772

Restricted cash, excluding amounts classified as current                       -         -         -          -
Land, buildings and equipment, net                                             -         -         -          -
Notes receivable                                                               -         -         -          -
Goodwill                                                                       -         -         -          -
Leasehold acquisition costs, net of accumulated amortization                   -         -         -          -
Other assets                                                                (476)     (498)     (520)      (542)
                                                                       ---------- --------- --------- ----------
     Total assets                                                        $ 3,543   $ 3,521   $ 3,499    $ 2,230
                                                                       ========== ========= ========= ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Current portion of long-term debt                                         $ -       $ -       $ -        $ -
   Debt associated with assets held for sale                                   -         -         -          -
   Accounts payable                                                            -         -         -          -
   Accrued interest                                                            -         -         -          -
   Accrued payroll and benefits                                                -         -         -          -
   Accrued property taxes                                                      -         -         -          -
   Other accrued expenses                                                      -         -         -          -
   Other current liabilities                                                   -         -         -          -
   Tenant deposits                                                         4,964     4,818     4,738      4,751
   Refundable portion of entrance fees                                    69,924    72,160    72,819     72,980
   Deferred entrance fee income                                           27,875    29,356    30,208     30,004
                                                                       ---------- --------- --------- ----------
     Total current liabilities                                           102,763   106,334   107,765    107,735

Long-term debt, less current portion                                           -         -         -          -
Convertible debentures                                                         -         -         -          -
Refundable portion of entrance fees                                      (69,924)  (72,160)  (72,819)   (72,980)
Deferred entrance fee income                                             (27,875)  (29,356)  (30,208)   (30,004)
Tenant deposits                                                           (4,964)   (4,818)   (4,738)    (4,751)
Deferred gains on sale-leaseback transactions                                  -         -         -          -
Deferred income taxes                                                      4,019     4,019     4,019      2,772
Other long-term liabilities                                                 (673)     (839)   (1,449)    (1,720)
                                                                       ---------- --------- --------- ----------
     Total liabilities                                                     3,346     3,180     2,570      1,052

Minority interest                                                              -         -         -          -

Shareholders' equity:
   Preferred stock, no par value; 5,000,000 shares authorized, no
    shares issued or outstanding                                               -         -         -          -
   Common stock, $.01 par value; 200,000,000 shares authorized                 -         -         -          -
   Additional paid-in capital                                                  -         -         -          -
   Accumulated deficit                                                       197       341       929      1,178
                                                                       ---------- --------- --------- ----------
     Total shareholders' equity                                              197       341       929      1,178
                                                                       ---------- --------- --------- ----------
     Total liabilities and shareholders' equity                          $ 3,543   $ 3,521   $ 3,499    $ 2,230
                                                                       ========== ========= ========= ==========


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands)


                                                                                      As restated
                                                                        -----------------------------------------
                                                                        March 31, June 30,   Sept. 30, Dec. 31,
                                                                          2003      2003       2003      2003
                                                                        --------- ---------- --------- ----------
ASSETS
Current assets:
   Cash and cash equivalents                                             $ 17,391  $ 13,242  $ 18,134   $ 17,192
   Restricted cash                                                         20,858    21,847    20,433     20,947
   Accounts receivable, net of allowance for doubtful accounts             15,238    14,155    15,485     14,902
   Inventory                                                                1,377     1,367     1,355      1,308
   Prepaid expenses                                                         4,163     2,903     4,315      3,900
   Deferred income taxes                                                    7,047     7,047     7,047      5,708
   Assets held-for-sale                                                    24,248    11,083    11,055      6,426
   Other current assets                                                     5,193     5,115     4,075     10,989
                                                                        --------- ---------- --------- ----------
     Total current assets                                                  95,515    76,759    81,899     81,372

Restricted cash, excluding amounts classified as current                   21,680    21,492    22,241     22,654
Land, buildings and equipment, net                                        634,863   630,770   535,183    533,145
Notes receivable                                                           19,121    21,560    21,473     18,925
Goodwill                                                                   36,463    36,463    36,463     36,463
Leasehold acquisition costs, net of accumulated amortization               22,343    21,810    34,100     33,207
Other assets                                                               61,142    59,537    51,082     50,747
                                                                        --------- ---------- --------- ----------
     Total assets                                                       $ 891,127 $ 868,391  $ 782,441 $ 776,513
                                                                        ========= ========== ========= ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Current portion of long-term debt                                     $ 23,828  $ 19,635  $ 15,765   $ 16,215
   Debt associated with assets held for sale                               11,910         -     7,000      7,000
   Accounts payable                                                         7,199     6,969     7,608      4,800
   Accrued interest                                                         5,446     4,823     2,098      3,330
   Accrued payroll and benefits                                             7,561     7,953     9,124     10,536
   Accrued property taxes                                                   6,413     8,103    10,549     10,742
   Other accrued expenses                                                   9,234     8,411     7,762      8,234
   Other current liabilities                                               13,720    12,916    15,328      9,140
   Tenant deposits                                                          4,964     4,818     4,738      4,751
   Refundable portion of entrance fees                                     69,924    72,160    72,819     72,980
   Deferred entrance fee income                                            27,875    29,356    30,208     30,004
                                                                        --------- ---------- --------- ----------
     Total current liabilities                                            188,074   175,144   182,999    177,732

Long-term debt, less current portion                                      507,811   509,510   336,481    337,464
Convertible debentures                                                     15,956    12,880    12,821     10,856
Refundable portion of entrance fees                                             -         -         -          -
Deferred entrance fee income                                              104,898   103,792   105,954    109,809
Tenant deposits                                                                 -         -         -          -
Deferred gains on sale-leaseback transactions                              26,764    25,940    95,073     92,596
Deferred income taxes                                                       7,825     8,012     7,825      8,132
Other long-term liabilities                                                11,653    11,636    12,956     16,054
                                                                        --------- ---------- --------- ----------
     Total liabilities                                                    862,981   846,914   754,109    752,643

Minority interest                                                          26,012    25,607    21,888     21,885

Shareholders' equity:
   Preferred stock, no par value; 5,000,000 shares authorized, no
    shares issued or outstanding                                                -         -         -          -
   Common stock, $.01 par value; 200,000,000 shares authorized                173       187       188        197
   Additional paid-in capital                                             145,706   148,768   148,873    150,896
   Accumulated deficit                                                   (143,745) (153,085) (142,617)  (149,108)
                                                                        --------- ---------- --------- ----------
     Total shareholders' equity                                             2,134    (4,130)    6,444      1,985
                                                                        --------- ---------- --------- ----------
     Total liabilities and shareholders' equity                         $ 891,127 $ 868,391  $ 782,441 $ 776,513
                                                                        ========= ========== ========= ==========


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share data)


                                                                                As previously reported
                                                                        ----------------------------------------
                                                                        March 31, June 30,  Sept. 30,  Dec. 31,
                                                                          2004      2004      2004       2004
                                                                        --------- --------- ---------- ---------
Revenues:
    Resident and health care                                            $ 107,951 $ 109,110 $ 111,089  $115,293
    Management and development services                                       424       515       500       443
    Reimbursed expenses                                                       768       524       460       532
                                                                        --------- --------- ---------- ---------
     Total revenues                                                       109,143   110,149   112,049   116,268

Operating expenses:
    Community operating expenses                                           73,852    74,065    75,825    77,055
    General and administrative                                              6,588     6,114     8,400     7,569
    Lease expense                                                          15,114    15,158    15,382    15,590
    Depreciation and amortization                                           6,913     6,547     8,488     9,200
    Amortization of leasehold acquisition costs                               718       728       735       736
    Loss (gain) on sale of assets                                               -         -         -         -
    Reimbursed expenses                                                       768       524       460       532
                                                                        --------- --------- ---------- ---------
     Total operating expenses                                             103,953   103,136   109,290   110,682
                                                                        --------- --------- ---------- ---------

     Operating income                                                       5,190     7,013     2,759     5,586

Other income (expense):
    Interest expense                                                       (9,701)   (8,932)   (8,400)   (4,444)
    Interest income                                                           602       669       718       794
    Gain (loss) on sale of assets                                             105         6       (48)      (22)
    Other                                                                     111      (364)      257       443
                                                                        --------- --------- ---------- ---------
     Other expense, net                                                    (8,883)   (8,621)   (7,473)   (3,229)
                                                                        --------- --------- ---------- ---------

     Income (loss) before income taxes and minority interest               (3,693)   (1,608)   (4,714)    2,357

Income tax expense                                                            145        75     2,501      (300)
                                                                        --------- --------- ---------- ---------

     Income (loss) before minority interest                                (3,838)   (1,683)   (7,215)    2,657

Minority interest in earnings of consolidated subsidiaries, net of tax       (962)     (863)      270      (851)
                                                                        --------- --------- ---------- ---------

     Net income (loss)                                                   $ (4,800) $ (2,546) $ (6,945)  $ 1,806
                                                                        ========= ========= ========== =========

 Basic earnings (loss) per share                                         $  (0.23) $  (0.10) $  (0.28)  $  0.07
                                                                        ========= ========= ========== =========
 Dilutive earnings (loss) per share                                      $  (0.23) $  (0.10) $  (0.28)  $  0.07
                                                                        ========= ========= ========== =========



Weighted average shares used for basic earnings per share                  21,258    24,290    24,665    24,997
Dilutive shares                                                                 -         -         -     1,609
                                                                        --------- --------- ---------- ---------
Weighted average shares used for diluted earnings per share                21,258    24,290    24,665    26,606
                                                                        ========= ========= ========== =========


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share data)


                                                                          Adjustments and reclassifications
                                                                        ---------------------------------------
                                                                        March 31, June 30,  Sept. 30, Dec. 31,
                                                                          2004      2004      2004      2004
                                                                        --------- --------- --------- ---------
Revenues:
    Resident and health care                                              $    -    $    -    $    -    $    -
    Management and development services                                        -         -         -         -
    Reimbursed expenses                                                        -         -         -         -
                                                                        --------- --------- --------- ---------
     Total revenues                                                            -         -         -         -

Operating expenses:
    Community operating expenses                                               -         -         -         -
    General and administrative                                                 -         -         -         -
    Lease expense                                                           (293)     (286)     (282)     (307)
    Depreciation and amortization                                              -         -         -         -
    Amortization of leasehold acquisition costs                                -         -         -         -
    Loss (gain) on sale of assets                                           (105)       (6)       48        22
    Reimbursed expenses                                                        -         -         -         -
                                                                        --------- --------- --------- ---------
     Total operating expenses                                               (398)     (292)     (234)     (285)
                                                                        --------- --------- --------- ---------

     Operating income                                                        398       292       234       285

Other income (expense):
    Interest expense                                                           -         -         -         -
    Interest income                                                            -         -         -         -
    Gain (loss) on sale of assets                                           (105)       (6)       48        22
    Other                                                                      -         -         -         -
                                                                        --------- --------- --------- ---------
     Other expense, net                                                     (105)       (6)       48        22
                                                                        --------- --------- --------- ---------

     Income (loss) before income taxes and minority interest                 293       286       282       307

Income tax expense                                                             -         -         -         -
                                                                        --------- --------- --------- ---------

     Income (loss) before minority interest                                  293       286       282       307

Minority interest in earnings of consolidated subsidiaries, net of tax         -         -         -         -
                                                                        --------- --------- --------- ---------

     Net income (loss)                                                    $  293    $  286    $  282    $  307
                                                                        ========= ========= ========= =========

 Basic earnings (loss) per share                                          $ 0.02    $ 0.01    $ 0.01    $ 0.01
                                                                        ========= ========= ========= =========
 Dilutive earnings (loss) per share                                       $ 0.02    $ 0.01    $ 0.01    $ 0.01
                                                                        ========= ========= ========= =========



Weighted average shares used for basic earnings per share                      -         -         -         -
Dilutive shares                                                                -         -         -         -
                                                                        --------- --------- --------- ---------
Weighted average shares used for diluted earnings per share                    -         -         -         -
                                                                        ========= ========= ========= =========


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share data)


                                                                                     As restated
                                                                       ----------------------------------------
                                                                       March 31, June 30,  Sept. 30, Dec. 31,
                                                                         2004      2004      2004      2004
                                                                       --------- --------- --------- ----------
Revenues:
    Resident and health care                                           $ 107,951 $ 109,110 $ 111,089 $ 115,293
    Management and development services                                     424       515       500        443
    Reimbursed expenses                                                     768       524       460        532
                                                                       --------- --------- --------- ----------
     Total revenues                                                     109,143   110,149   112,049    116,268

Operating expenses:
    Community operating expenses                                         73,852    74,065    75,825     77,055
    General and administrative                                            6,588     6,114     8,400      7,569
    Lease expense                                                        14,821    14,872    15,100     15,283
    Depreciation and amortization                                         6,913     6,547     8,488      9,200
    Amortization of leasehold acquisition costs                             718       728       735        736
    Loss (gain) on sale of assets                                          (105)       (6)       48         22
    Reimbursed expenses                                                     768       524       460        532
                                                                       --------- --------- --------- ----------
     Total operating expenses                                           103,555   102,844   109,056    110,397
                                                                       --------- --------- --------- ----------

     Operating income                                                     5,588     7,305     2,993      5,871

Other income (expense):
    Interest expense                                                     (9,701)   (8,932)   (8,400)    (4,444)
    Interest income                                                         602       669       718        794
    Gain (loss) on sale of assets                                             -         -         -          -
    Other                                                                   111      (364)      257        443
                                                                       --------- --------- --------- ----------
     Other expense, net                                                  (8,988)   (8,627)   (7,425)    (3,207)
                                                                       --------- --------- --------- ----------

     Income (loss) before income taxes and minority interest             (3,400)   (1,322)   (4,432)     2,664

Income tax expense                                                          145        75     2,501       (300)
                                                                       --------- --------- --------- ----------

     Income (loss) before minority interest                              (3,545)   (1,397)   (6,933)     2,964

Minority interest in earnings of consolidated subsidiaries, net of tax     (962)     (863)      270       (851)
                                                                       --------- --------- --------- ----------

     Net income (loss)                                                 $ (4,507) $ (2,260) $ (6,663)   $ 2,113
                                                                       ========= ========= ========= ==========

 Basic earnings (loss) per share                                        $ (0.21)  $ (0.09)  $ (0.27)    $ 0.08
                                                                       ========= ========= ========= ==========
 Dilutive earnings (loss) per share                                     $ (0.21)  $ (0.09)  $ (0.27)    $ 0.08
                                                                       ========= ========= ========= ==========



Weighted average shares used for basic earnings per share                21,258    24,290    24,665     24,997
Dilutive shares                                                               -         -         -      1,609
                                                                       --------- --------- --------- ----------
Weighted average shares used for diluted earnings per share              21,258    24,290    24,665     26,606
                                                                       ========= ========= ========= ==========


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share data)


                                                                                As previously reported
                                                                        ----------------------------------------
                                                                        March 31, June 30,  Sept. 30,  Dec. 31,
                                                                          2003      2003      2003       2003
                                                                        --------- --------- ---------- ---------
Revenues:
    Resident and health care                                             $ 95,308  $ 97,378 $ 100,534  $ 103,087
    Management and development services                                       450       383       338       351
    Reimbursed expenses                                                       688       613       529       318
                                                                        --------- --------- ---------- ---------
     Total revenues                                                        96,446    98,374   101,401   103,756

Operating expenses:
    Community operating expenses                                           68,246    68,898    72,003    71,661
    General and administrative                                              5,981     6,837     6,351     6,241
    Lease expense                                                          10,134    10,366    12,058    15,106
    Depreciation and amortization                                           6,831     6,969     6,918     6,149
    Amortization of leasehold acquisition costs                               518       530       597       776
    Loss (gain) on sale of assets                                               -         -         -         -
    Reimbursed expenses                                                       688       613       529       318
                                                                        --------- --------- ---------- ---------
     Total operating expenses                                              92,398    94,213    98,456   100,251
                                                                        --------- --------- ---------- ---------

     Operating income                                                       4,048     4,161     2,945     3,505

Other income (expense):
    Interest expense                                                      (14,317)  (14,590)  (14,978)   (9,685)
    Interest income                                                           697       892       636       537
    Gain (loss) on sale of assets                                             (58)       79    23,149       (17)
    Other                                                                      63       213      (255)      111
                                                                        --------- --------- ---------- ---------
     Other income (expense), net                                          (13,615)  (13,406)    8,552    (9,054)
                                                                        --------- --------- ---------- ---------

     Income (loss) before income taxes and minority interest               (9,567)   (9,245)   11,497    (5,549)

Income tax expense                                                            130        64     1,361     1,106
                                                                        --------- --------- ---------- ---------

     Income (loss) before minority interest                                (9,697)   (9,309)   10,136    (6,655)

Minority interest in earnings of consolidated subsidiaries, net of tax     (1,273)     (175)     (256)      (85)
                                                                        --------- --------- ---------- ---------

     Net income (loss)                                                  $ (10,970) $ (9,484)  $ 9,880  $ (6,740)
                                                                        ========= ========= ========== =========

 Basic earnings (loss) per share                                          $ (0.63)  $ (0.53)   $ 0.53   $ (0.36)
                                                                        ========= ========= ========== =========
 Dilutive earnings (loss) per share                                       $ (0.63)  $ (0.53)   $ 0.41   $ (0.36)
                                                                        ========= ========= ========== =========



Weighted average shares used for basic earnings per share                  17,343    18,051    18,739    18,962
Dilutive shares                                                                 -         -     5,839         -
                                                                        --------- --------- ---------- ---------
Weighted average shares used for diluted earnings per share                17,343    18,051    24,578    18,962
                                                                        ========= ========= ========== =========


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share data)


                                                                          Adjustments and reclassifications
                                                                        ---------------------------------------
                                                                        March 31, June 30,  Sept. 30, Dec. 31,
                                                                          2003      2003      2003      2003
                                                                        --------- --------- --------- ---------
Revenues:
    Resident and health care                                              $    -    $    -    $    -    $    -
    Management and development services                                        -         -         -         -
    Reimbursed expenses                                                        -         -         -         -
                                                                        --------- --------- --------- ---------
     Total revenues                                                            -         -         -         -

Operating expenses:
    Community operating expenses                                               -         -         -         -
    General and administrative                                                 -         -         -         -
    Lease expense                                                           (199)     (144)     (588)     (249)
    Depreciation and amortization                                              -         -         -         -
    Amortization of leasehold acquisition costs                                -         -         -         -
    Loss (gain) on sale of assets                                             58       (79)  (23,149)       17
    Reimbursed expenses                                                        -         -         -         -
                                                                        --------- --------- --------- ---------
     Total operating expenses                                               (141)     (223)  (23,737)     (232)
                                                                        --------- --------- --------- ---------

     Operating income                                                        141       223    23,737       232

Other income (expense):
    Interest expense                                                           -         -         -         -
    Interest income                                                            -         -         -         -
    Gain (loss) on sale of assets                                             58       (79)  (23,149)       17
    Other                                                                      -         -         -         -
                                                                        --------- --------- --------- ---------
     Other income (expense), net                                              58       (79)  (23,149)       17
                                                                        --------- --------- --------- ---------

     Income (loss) before income taxes and minority interest                 199       144       588       249

Income tax expense                                                             -         -         -         -
                                                                        --------- --------- --------- ---------

     Income (loss) before minority interest                                  199       144       588       249

Minority interest in earnings of consolidated subsidiaries, net of tax         -         -         -         -
                                                                        --------- --------- --------- ---------

     Net income (loss)                                                    $  199    $  144    $  588    $  249
                                                                        ========= ========= ========= =========

 Basic earnings (loss) per share                                          $ 0.01    $ 0.01    $ 0.03    $ 0.02
                                                                        ========= ========= ========= =========
 Dilutive earnings (loss) per share                                       $ 0.01    $ 0.01    $ 0.02    $ 0.02
                                                                        ========= ========= ========= =========



Weighted average shares used for basic earnings per share                      -         -         -         -
Dilutive shares                                                                -         -         -         -
                                                                        --------- --------- --------- ---------
Weighted average shares used for diluted earnings per share                    -         -         -         -
                                                                        ========= ========= ========= =========


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share data)


                                                                                      As restated
                                                                        ----------------------------------------
                                                                        March 31, June 30,  Sept. 30, Dec. 31,
                                                                          2003      2003      2003      2003
                                                                        --------- --------- --------- ----------
Revenues:
    Resident and health care                                            $ 95,308  $ 97,378  $ 100,534 $ 103,087
    Management and development services                                      450       383       338        351
    Reimbursed expenses                                                      688       613       529        318
                                                                        --------- --------- --------- ----------
     Total revenues                                                       96,446    98,374   101,401    103,756

Operating expenses:
    Community operating expenses                                          68,246    68,898    72,003     71,661
    General and administrative                                             5,981     6,837     6,351      6,241
    Lease expense                                                          9,935    10,222    11,470     14,857
    Depreciation and amortization                                          6,831     6,969     6,918      6,149
    Amortization of leasehold acquisition costs                              518       530       597        776
    Loss (gain) on sale of assets                                             58       (79)  (23,149)        17
    Reimbursed expenses                                                      688       613       529        318
                                                                        --------- --------- --------- ----------
     Total operating expenses                                             92,257    93,990    74,719    100,019
                                                                        --------- --------- --------- ----------

     Operating income                                                      4,189     4,384    26,682      3,737

Other income (expense):
    Interest expense                                                     (14,317)  (14,590)  (14,978)    (9,685)
    Interest income                                                          697       892       636        537
    Gain (loss) on sale of assets                                              -         -         -          -
    Other                                                                     63       213      (255)       111
                                                                        --------- --------- --------- ----------
     Other income (expense), net                                         (13,557)  (13,485)  (14,597)    (9,037)
                                                                        --------- --------- --------- ----------

     Income (loss) before income taxes and minority interest              (9,368)   (9,101)   12,085     (5,300)

Income tax expense                                                           130        64     1,361      1,106
                                                                        --------- --------- --------- ----------

     Income (loss) before minority interest                               (9,498)   (9,165)   10,724     (6,406)

Minority interest in earnings of consolidated subsidiaries, net of tax    (1,273)     (175)     (256)       (85)
                                                                        --------- --------- --------- ----------

     Net income (loss)                                                   $(10,771) $(9,340)  $10,468    $(6,491)
                                                                        ========= ========= ========= ==========

 Basic earnings (loss) per share                                         $ (0.62)  $ (0.52)   $ 0.56    $ (0.34)
                                                                        ========= ========= ========= ==========
 Dilutive earnings (loss) per share                                      $ (0.62)  $ (0.52)   $ 0.43    $ (0.34)
                                                                        ========= ========= ========= ==========



Weighted average shares used for basic earnings per share                 17,343    18,051    18,739     18,962
Dilutive shares                                                                -         -     5,839          -
                                                                        --------- --------- --------- ----------
Weighted average shares used for diluted earnings per share               17,343    18,051    24,578     18,962
                                                                        ========= ========= ========= ==========


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)


                                                                                            As previously reported
                                                                         --------------------------------------------------------
                                                                           March 31,      June 30,     Sept. 30,      Dec. 31,
                                                                             2004           2004          2004          2004
                                                                         -------------  ------------- ------------- -------------
Cash flows from operating activities:
      Net income (loss)                                                        (4,800)        (7,346)      (14,291)      (12,485)
      Adjustments to reconcile net income (loss) to cash and cash equivalents provided by operating activities:
          Depreciation and amortization                                         7,631         14,906        24,129        34,065
          Amortization of deferred financing costs                                801          1,208         4,597         4,700
          Deferred entrance fee items:
              Amortization of deferred entrance fee income                     (4,526)        (8,745)      (12,737)      (17,502)
              Proceeds from entrance fee sales - deferred income               10,665         22,620        35,058        44,061
              Refunds of entrance fee terminations                             (3,112)        (5,872)       (9,753)      (12,871)
          Deferred income tax benefit                                                              -        (1,808)         (484)
          Accrual of deferred interest                                              -              -             -             -
          Amortization of deferred gain on sale-leaseback transactions         (2,546)        (5,078)       (7,954)      (10,902)
          Minority interest in earnings of consolidated subsidiaries              962          1,825         1,555         2,406
          (Gains) losses from unconsolidated joint ventures                       144            220            85           278
          Amortization of deferred compensation                                     -              -           182           400
          Tax benefit from exercise of stock options                                -              -             -           432
          Loss (gain) on sale of assets                                          (105)          (111)          (63)          (41)
      Changes in assets and liabilities, exclusive of acquisitions and sale-leaseback transactions:
          Accounts receivable                                                  (1,054)          (651)         (618)       (1,273)
          Inventory                                                                25             34            39           (56)
          Prepaid expenses                                                     (1,059)           376           218         1,233
          Other assets                                                          4,384          3,928         3,949         2,212
          Accounts payable                                                       (131)          (121)       (1,204)        1,137
          Accrued interest                                                       (114)          (111)         (236)         (204)
          Other accrued expenses and other current liabilities                 (4,355)        (1,918)        6,618          (190)
          Tenant deposits                                                         (78)           (66)         (266)           53
          Deferred lease liability                                                  -              -             -         6,544
          Other liabilities                                                     1,803          3,640         3,422        (3,184)
                                                                         -------------  ------------- ------------- -------------
Net cash and cash equivalents provided by operating activities                  4,535         18,738        30,922        38,329

Cash flows from investing activities:
          Additions to land, buildings and equipment                           (4,665)        (9,572)      (14,288)      (19,262)
          (Purchase of) proceeds from restricted cash, net                       (974)        (3,798)       (6,902)       (7,669)
          Purchase of restricted cash                                               -              -             -             -
          Proceeds from restricted cash                                             -              -             -             -
          Net change in other restricted cash accounts                              -              -             -             -
          Proceeds from the sale of assets                                          -              -        11,008        12,594
          Receipts from notes receivable                                           91            180           269           362
          Other investing activities                                              366            366           346           358
                                                                         -------------  ------------- ------------- -------------
Net cash and cash equivalents used by investing activities                     (5,182)       (12,824)       (9,567)      (13,617)

Cash flows from financing activities:
          Proceeds from the issuance of long-term debt                         43,645         43,838        55,261        54,100
          Proceeds from lease financing                                             -              -       120,500       120,500
          Principal payments on long-term debt                                (45,851)       (49,239)     (179,992)     (184,962)
          Accrual of deferred interest                                          1,988          4,074         4,074             -
          Principal reductions in master trust liability                         (322)          (634)         (940)       (1,234)
          Refundable entrance fee items:
              Proceeds from entrance fee sales - refundable portion                 -              -             -             -
              Refunds of entrance fee terminations                                  -              -             -             -
          Expenditures for financing costs                                       (165)          (341)         (428)         (625)
          Distributions to minority interest holders                           (1,068)        (2,225)       (3,243)       (4,215)
          Proceeds from the issuance of common stock                               35            142           142           600
          Proceeds from the exercise of stock options                              81            204         1,566         2,386
                                                                         -------------  ------------- ------------- -------------
Net cash and cash equivalents provided (used) by financing activities          (1,657)        (4,181)       (3,060)      (13,450)
                                                                         -------------  ------------- ------------- -------------

Net increase (decrease) in cash and cash equivalents                         $ (2,304)      $  1,733      $ 18,295      $ 11,262

Cash and cash equivalents at beginning of period                               17,192         17,192        17,192        17,192
                                                                         -------------  ------------- ------------- -------------
Cash and cash equivalents at end of period                                   $ 14,888       $ 18,925      $ 35,487      $ 28,454
                                                                         =============  ============= ============= =============


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)


                                                                                    Adjustments and reclassifications
                                                                         -------------------------------------------------------
                                                                          March 31,      June 30,     Sept. 30,      Dec. 31,
                                                                            2004           2004          2004          2004
                                                                         ------------  ------------- ------------- -------------
Cash flows from operating activities:
      Net income (loss)                                                          293            579           861         1,168
      Adjustments to reconcile net income (loss) to cash and cash equivalents provided by operating activities:
          Depreciation and amortization                                            -              -             -             -
          Amortization of deferred financing costs                                 -              -             -             -
          Deferred entrance fee items:
              Amortization of deferred entrance fee income                         -              -             -             -
              Proceeds from entrance fee sales - deferred income              (3,484)        (7,295)      (10,152)      (12,069)
              Refunds of entrance fee terminations                             3,112          5,872         9,753        12,871
          Deferred income tax benefit                                              -              -             -             -
          Accrual of deferred interest                                         1,988          4,074         4,074             -
          Amortization of deferred gain on sale-leaseback transactions             -              -             -             -
          Minority interest in earnings of consolidated subsidiaries               -              -             -             -
          (Gains) losses from unconsolidated joint ventures                        -              -             -             -
          Amortization of deferred compensation                                    -              -             -             -
          Tax benefit from exercise of stock options                               -              -             -             -
          Loss (gain) on sale of assets                                            -              -             -             -
      Changes in assets and liabilities, exclusive of acquisitions and sale-leaseback transactions:
          Accounts receivable                                                      -              -             -             -
          Inventory                                                                -              -             -             -
          Prepaid expenses                                                         -              -             -             -
          Other assets                                                            22             45            68            91
          Accounts payable                                                         -              -             -             -
          Accrued interest                                                         -              -             -             -
          Other accrued expenses and other current liabilities                     -              -             -             -
          Tenant deposits                                                          -              -             -             -
          Deferred lease liability                                              (315)          (624)         (929)       (1,259)
          Other liabilities                                                        -              -             -             -
                                                                         ------------  ------------- ------------- -------------
Net cash and cash equivalents provided by operating activities                 1,616          2,651         3,675           802

Cash flows from investing activities:
          Additions to land, buildings and equipment                               -              -             -             -
          (Purchase of) proceeds from restricted cash, net                       974          3,798         6,902         7,669
          Purchase of restricted cash                                         (3,136)        (7,578)      (16,555)      (22,551)
          Proceeds from restricted cash                                        1,682          4,144         8,854        14,540
          Net change in other restricted cash accounts                           480           (364)          799           342
          Proceeds from the sale of assets                                         -              -             -             -
          Receipts from notes receivable                                           -              -             -             -
          Other investing activities                                               -              -             -             -
                                                                         ------------  ------------- ------------- -------------
Net cash and cash equivalents used by investing activities                         -              -             -             -

Cash flows from financing activities:
          Proceeds from the issuance of long-term debt                             -              -             -             -
          Proceeds from lease financing                                            -              -             -             -
          Principal payments on long-term debt                                     -              -             -             -
          Accrual of deferred interest                                        (1,988)        (4,074)       (4,074)            -
          Principal reductions in master trust liability                           -              -             -             -
          Refundable entrance fee items:
              Proceeds from entrance fee sales - refundable portion            3,484          7,295        10,152        12,069
              Refunds of entrance fee terminations                            (3,112)        (5,872)       (9,753)      (12,871)
          Expenditures for financing costs                                         -              -             -             -
          Distributions to minority interest holders                               -              -             -             -
          Proceeds from the issuance of common stock                               -              -             -             -
          Proceeds from the exercise of stock options                              -              -             -             -
                                                                         ------------  ------------- ------------- -------------
Net cash and cash equivalents provided (used) by financing activities         (1,616)        (2,651)       (3,675)         (802)
                                                                         ------------  ------------- ------------- -------------

Net increase (decrease) in cash and cash equivalents                      $        -      $       -     $       -     $       -

Cash and cash equivalents at beginning of period
                                                                         ------------  ------------- ------------- -------------
Cash and cash equivalents at end of period                                $        -      $       -     $       -     $       -
                                                                         ============  ============= ============= =============


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)


                                                                                              As restated
                                                                      ----------------------------------------------------------
                                                                        March 31,      June 30,      Sept. 30,       Dec. 31,
                                                                          2004           2004           2004           2004
                                                                      -------------  ------------- -------------- --------------
Cash flows from operating activities:
      Net income (loss)                                                     (4,507)        (6,767)       (13,430)       (11,317)
      Adjustments to reconcile net income (loss) to cash and cash equivalents provided by operating activities:
          Depreciation and amortization                                      7,631         14,906         24,129         34,065
          Amortization of deferred financing costs                             801          1,208          4,597          4,700
          Deferred entrance fee items:
              Amortization of deferred entrance fee income                  (4,526)        (8,745)       (12,737)       (17,502)
              Proceeds from entrance fee sales - deferred income             7,181         15,325         24,906         31,992
              Refunds of entrance fee terminations                               -              -              -              -
          Deferred income tax benefit                                            -              -         (1,808)          (484)
          Accrual of deferred interest                                       1,988          4,074          4,074              -
          Amortization of deferred gain on sale-leaseback transactions      (2,546)        (5,078)        (7,954)       (10,902)
          Minority interest in earnings of consolidated subsidiaries           962          1,825          1,555          2,406
          (Gains) losses from unconsolidated joint ventures                    144            220             85            278
          Amortization of deferred compensation                                  -              -            182            400
          Tax benefit from exercise of stock options                             -              -              -            432
          Loss (gain) on sale of assets                                       (105)          (111)           (63)           (41)
      Changes in assets and liabilities, exclusive of acquisitions and sale-leaseback transactions:
          Accounts receivable                                               (1,054)          (651)          (618)        (1,273)
          Inventory                                                             25             34             39            (56)
          Prepaid expenses                                                  (1,059)           376            218          1,233
          Other assets                                                       4,406          3,973          4,017          2,303
          Accounts payable                                                    (131)          (121)        (1,204)         1,137
          Accrued interest                                                    (114)          (111)          (236)          (204)
          Other accrued expenses and other current liabilities              (4,355)        (1,918)         6,618           (190)
          Tenant deposits                                                      (78)           (66)          (266)            53
          Deferred lease liability                                            (315)          (624)          (929)         5,285
          Other liabilities                                                  1,803          3,640          3,422         (3,184)
                                                                      -------------  ------------- -------------- --------------
Net cash and cash equivalents provided by operating activities               6,151         21,389         34,597         39,131

Cash flows from investing activities:
          Additions to land, buildings and equipment                        (4,665)        (9,572)       (14,288)       (19,262)
          (Purchase of) proceeds from restricted cash, net                       -              -              -              -
          Purchase of restricted cash                                       (3,136)        (7,578)       (16,555)       (22,551)
          Proceeds from restricted cash                                      1,682          4,144          8,854         14,540
          Net change in other restricted cash accounts                         480           (364)           799            342
          Proceeds from the sale of assets                                       -              -         11,008         12,594
          Receipts from notes receivable                                        91            180            269            362
          Other investing activities                                           366            366            346            358
                                                                      -------------  ------------- -------------- --------------
Net cash and cash equivalents used by investing activities                  (5,182)       (12,824)        (9,567)       (13,617)

Cash flows from financing activities:
          Proceeds from the issuance of long-term debt                      43,645         43,838         55,261         54,100
          Proceeds from lease financing                                          -              -        120,500        120,500
          Principal payments on long-term debt                             (45,851)       (49,239)      (179,992)      (184,962)
          Accrual of deferred interest                                           -              -              -              -
          Principal reductions in master trust liability                      (322)          (634)          (940)        (1,234)
          Refundable entrance fee items:
              Proceeds from entrance fee sales - refundable portion          3,484          7,295         10,152         12,069
              Refunds of entrance fee terminations                          (3,112)        (5,872)        (9,753)       (12,871)
          Expenditures for financing costs                                    (165)          (341)          (428)          (625)
          Distributions to minority interest holders                        (1,068)        (2,225)        (3,243)        (4,215)
          Proceeds from the issuance of common stock                            35            142            142            600
          Proceeds from the exercise of stock options                           81            204          1,566          2,386
                                                                      -------------  ------------- -------------- --------------
Net cash and cash equivalents provided (used) by financing activities       (3,273)        (6,832)        (6,735)       (14,252)
                                                                      -------------  ------------- -------------- --------------

Net increase (decrease) in cash and cash equivalents                      $ (2,304)      $  1,733       $ 18,295       $ 11,262

Cash and cash equivalents at beginning of period                            17,192         17,192         17,192         17,192
                                                                      -------------  ------------- -------------- --------------
Cash and cash equivalents at end of period                                $ 14,888       $ 18,925       $ 35,487       $ 28,454
                                                                      =============  ============= ============== ==============


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)


                                                                                          As previously reported
                                                                            -------------------------------------------------
                                                                                March 31,   June 30,   Sept. 30,    Dec. 31,
                                                                                  2003       2003        2003        2003
                                                                            -----------  ------------ ----------- -----------
Cash flows from operating activities:
   Net income (loss)                                                           (10,970)      (20,454)    (10,574)    (17,314)
   Adjustments to reconcile net income (loss) to cash and cash equivalents provided by operating activities:
     Depreciation and amortization                                               7,349        14,848      22,363      29,288
     Amortization of deferred financing costs                                      431         1,001       1,830       2,259
     Deferred entrance fee items:
       Amortization of deferred entrance fee income                             (4,151)       (8,179)    (11,898)    (15,423)
       Proceeds from entrance fee sales - deferred income                        7,008        17,893      30,453      41,790
       Refunds of entrance fee terminations                                     (3,652)       (7,424)    (11,830)    (15,107)
     Deferred income tax benefit                                                     -             -           -       1,645
     Accrual of deferred interest                                                    -             -           -           -
     Amortization of deferred gain on sale-leaseback transactions                 (869)       (1,681)     (2,483)     (4,960)
     Minority interest in earnings of consolidated subsidiaries                  1,273         1,448       1,704       1,789
     (Gains) losses from unconsolidated joint ventures                             117           121         211         478
     Loss (gain) on sale of assets                                                  58           (21)    (23,170)    (23,153)
   Changes in assets and liabilities, exclusive of acquisitions and sale-leaseback transactions:
     Accounts receivable                                                           205           (45)     (1,375)       (792)
     Inventory                                                                     114           124         136         183
     Prepaid expenses                                                              (75)        1,185        (227)        188
     Other assets                                                                1,673         3,193       3,651       5,736
     Accounts payable                                                            1,306         1,076       1,715      (1,093)
     Accrued interest                                                              790           133      (2,592)        392
     Other accrued expenses and other current liabilities                       (2,762)       (1,038)      4,091         (99)
     Tenant deposits                                                               (24)         (170)       (250)       (237)
     Deferred lease liability                                                      847         1,733       3,176       4,741
     Other liabilities                                                            (513)       (1,075)       (774)      1,033
                                                                            -----------  ------------ ----------- -----------
Net cash and cash equivalents provided by operating activities                  (1,845)        2,668       4,157      11,344

Cash flows from investing activities:
     Additions to land, buildings and equipment                                 (2,484)       (5,168)     (8,351)    (16,467)
     (Purchase of) proceeds from restricted cash, net                             (235)       (1,035)     (1,844)     (2,772)
     Purchase of restricted cash                                                     -             -           -           -
     Proceeds from restricted cash                                                   -             -           -           -
     Net change in other restricted cash accounts                                    -             -           -           -
     Proceeds from the sale of assets                                                -             -       8,405       8,405
     Receipts from (issuance of) notes receivable, net                              55        (2,384)     (2,297)        251
     Issuance of notes receivable                                                    -             -           -           -
     Receipts from notes receivable                                                  -             -           -           -
     Other investing activities                                                    (91)          983      (2,175)        112
                                                                            -----------  ------------ ----------- -----------
Net cash and cash equivalents used by investing activities                      (2,755)       (7,604)     (6,262)    (10,471)

Cash flows from financing activities:
     Proceeds from the issuance of long-term debt                                6,886         7,617      32,480      19,267
     Principal payments on long-term debt                                       (3,657)      (10,288)    (34,306)    (17,551)
     Accrual of deferred interest                                                2,972         6,378       8,930       1,996
     Principal reductions in master trust liability                               (366)         (720)     (1,061)     (1,389)
     Refundable entrance fee items:
       Proceeds from entrance fee sales - refundable portion                         -             -           -           -
       Refunds of entrance fee terminations                                          -             -           -           -
     Expenditures for financing costs                                             (307)         (693)       (769)       (978)
     Distributions to minority interest holders                                 (1,627)       (2,206)     (3,140)     (3,228)
     Contingent earnouts                                                          (594)         (594)       (594)       (594)
     Proceeds from the issuance of common stock                                      -             -          15         112
                                                                            -----------  ------------ ----------- -----------
Net cash and cash equivalents provided (used) by financing activities            3,307          (506)      1,555      (2,365)
                                                                            -----------  ------------ ----------- -----------

Net increase (decrease) in cash and cash equivalents                          $ (1,293)     $ (5,442)     $ (550)   $ (1,492)

Cash and cash equivalents at beginning of period                                18,684        18,684      18,684      18,684
                                                                            -----------  ------------ ----------- -----------
Cash and cash equivalents at end of period                                    $ 17,391      $ 13,242    $ 18,134    $ 17,192
                                                                            ===========  ============ =========== ===========


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)


                                                                                 Adjustments and reclassifications
                                                                            -----------------------------------------
                                                                            March 31,  June 30,  Sept. 30,   Dec. 31,
                                                                             2003      2003       2003       2003
                                                                            -------- ----------- ---------- ---------
Cash flows from operating activities:
   Net income (loss)                                                            199         343        931     1,180
   Adjustments to reconcile net income (loss) to cash and cash equivalents provided by operating activities:
     Depreciation and amortization                                                -           -          -         -
     Amortization of deferred financing costs                                     -           -          -         -
     Deferred entrance fee items:
       Amortization of deferred entrance fee income                               -           -          -         -
       Proceeds from entrance fee sales - deferred income                    (1,276)     (4,184)    (8,026)  (11,202)
       Refunds of entrance fee terminations                                   3,652       7,424     11,830    15,107
     Deferred income tax benefit                                                  -           -          -         -
     Accrual of deferred interest                                             2,972       6,378      8,930     1,996
     Amortization of deferred gain on sale-leaseback transactions                 -           -          -         -
     Minority interest in earnings of consolidated subsidiaries                   -           -          -         -
     (Gains) losses from unconsolidated joint ventures                            -           -          -         -
     Loss (gain) on sale of assets                                                -           -          -         -
   Changes in assets and liabilities, exclusive of acquisitions and sale-leaseback transactions:
     Accounts receivable                                                          -           -          -         -
     Inventory                                                                    -           -          -         -
     Prepaid expenses                                                             -           -          -         -
     Other assets                                                                22          44         66        88
     Accounts payable                                                             -           -          -         -
     Accrued interest                                                             -           -          -         -
     Other accrued expenses and other current liabilities                         -           -          -         -
     Tenant deposits                                                              -           -          -         -
     Deferred lease liability                                                  (221)       (387)      (997)   (1,268)
     Other liabilities                                                            -           -          -         -
                                                                            -------- ----------- ---------- ---------
Net cash and cash equivalents provided by operating activities                5,348       9,618     12,734     5,901

Cash flows from investing activities:
     Additions to land, buildings and equipment                                   -           -          -         -
     (Purchase of) proceeds from restricted cash, net                           235       1,035      1,844     2,772
     Purchase of restricted cash                                             (7,908)    (17,988)   (23,624)  (29,734)
     Proceeds from restricted cash                                            8,234      18,065     21,053    27,353
     Net change in other restricted cash accounts                              (561)     (1,112)       727      (391)
     Proceeds from the sale of assets                                             -           -          -         -
     Receipts from (issuance of) notes receivable, net                          (55)      2,384      2,297      (251)
     Issuance of notes receivable                                               (11)     (2,504)    (2,504)   (2,504)
     Receipts from notes receivable                                              66         120        207     2,755
     Other investing activities                                                   -           -          -         -
                                                                            -------- ----------- ---------- ---------
Net cash and cash equivalents used by investing activities                        -           -          -         -

Cash flows from financing activities:
     Proceeds from the issuance of long-term debt                                 -           -          -         -
     Principal payments on long-term debt                                         -           -          -         -
     Accrual of deferred interest                                            (2,972)     (6,378)    (8,930)   (1,996)
     Principal reductions in master trust liability                               -           -          -         -
     Refundable entrance fee items:
       Proceeds from entrance fee sales - refundable portion                  1,276       4,184      8,026    11,202
       Refunds of entrance fee terminations                                  (3,652)     (7,424)   (11,830)  (15,107)
     Expenditures for financing costs                                             -           -          -         -
     Distributions to minority interest holders                                   -           -          -         -
     Contingent earnouts                                                          -           -          -         -
     Proceeds from the issuance of common stock                                   -           -          -         -
                                                                            -------- ----------- ---------- ---------
Net cash and cash equivalents provided (used) by financing activities        (5,348)     (9,618)   (12,734)   (5,901)
                                                                            -------- ----------- ---------- ---------

Net increase (decrease) in cash and cash equivalents                            $ -         $ -        $ -       $ -

Cash and cash equivalents at beginning of period
                                                                            -------- ----------- ---------- ---------
Cash and cash equivalents at end of period                                      $ -         $ -        $ -       $ -
                                                                            ======== =========== ========== =========


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)


                                                                                                 As restated
                                                                              ---------------------------------------------------
                                                                               March 31,     June 30,     Sept. 30,   Dec. 31,
                                                                               2003          2003          2003       2003
                                                                              ------------ ----------- ------------ -------------
Cash flows from operating activities:
   Net income (loss)                                                              (10,771)    (20,111)      (9,643)      (16,134)
   Adjustments to reconcile net income (loss) to cash and cash equivalents provided by operating activities:
     Depreciation and amortization                                                  7,349      14,848       22,363        29,288
     Amortization of deferred financing costs                                         431       1,001        1,830         2,259
     Deferred entrance fee items:
       Amortization of deferred entrance fee income                                (4,151)     (8,179)     (11,898)      (15,423)
       Proceeds from entrance fee sales - deferred income                           5,732      13,709       22,427        30,588
       Refunds of entrance fee terminations                                             -           -            -             -
     Deferred income tax benefit                                                        -           -            -         1,645
     Accrual of deferred interest                                                   2,972       6,378        8,930         1,996
     Amortization of deferred gain on sale-leaseback transactions                    (869)     (1,681)      (2,483)       (4,960)
     Minority interest in earnings of consolidated subsidiaries                     1,273       1,448        1,704         1,789
     (Gains) losses from unconsolidated joint ventures                                117         121          211           478
     Loss (gain) on sale of assets                                                     58         (21)     (23,170)      (23,153)
   Changes in assets and liabilities, exclusive of acquisitions and sale-leaseback transactions:
     Accounts receivable                                                              205         (45)      (1,375)         (792)
     Inventory                                                                        114         124          136           183
     Prepaid expenses                                                                 (75)      1,185         (227)          188
     Other assets                                                                   1,695       3,237        3,717         5,824
     Accounts payable                                                               1,306       1,076        1,715        (1,093)
     Accrued interest                                                                 790         133       (2,592)          392
     Other accrued expenses and other current liabilities                          (2,762)     (1,038)       4,091           (99)
     Tenant deposits                                                                  (24)       (170)        (250)         (237)
     Deferred lease liability                                                         626       1,346        2,179         3,473
     Other liabilities                                                               (513)     (1,075)        (774)        1,033
                                                                              ------------ ----------- ------------ -------------
Net cash and cash equivalents provided by operating activities                      3,503      12,286       16,891        17,245

Cash flows from investing activities:
     Additions to land, buildings and equipment                                    (2,484)     (5,168)      (8,351)      (16,467)
     (Purchase of) proceeds from restricted cash, net                                   -           -            -             -
     Purchase of restricted cash                                                   (7,908)    (17,988)     (23,624)      (29,734)
     Proceeds from restricted cash                                                  8,234      18,065       21,053        27,353
     Net change in other restricted cash accounts                                    (561)     (1,112)         727          (391)
     Proceeds from the sale of assets                                                   -           -        8,405         8,405
     Receipts from (issuance of) notes receivable, net                                  -           -            -             -
     Issuance of notes receivable                                                     (11)     (2,504)      (2,504)       (2,504)
     Receipts from notes receivable                                                    66         120          207         2,755
     Other investing activities                                                       (91)        983       (2,175)          112
                                                                              ------------ ----------- ------------ -------------
Net cash and cash equivalents used by investing activities                         (2,755)     (7,604)      (6,262)      (10,471)

Cash flows from financing activities:
     Proceeds from the issuance of long-term debt                                   6,886       7,617       32,480        19,267
     Principal payments on long-term debt                                          (3,657)    (10,288)     (34,306)      (17,551)
     Accrual of deferred interest                                                       -           -            -             -
     Principal reductions in master trust liability                                  (366)       (720)      (1,061)       (1,389)
     Refundable entrance fee items:
       Proceeds from entrance fee sales - refundable portion                        1,276       4,184        8,026        11,202
       Refunds of entrance fee terminations                                        (3,652)     (7,424)     (11,830)      (15,107)
     Expenditures for financing costs                                                (307)       (693)        (769)         (978)
     Distributions to minority interest holders                                    (1,627)     (2,206)      (3,140)       (3,228)
     Contingent earnouts                                                             (594)       (594)        (594)         (594)
     Proceeds from the issuance of common stock                                         -           -           15           112
                                                                              ------------ ----------- ------------ -------------
Net cash and cash equivalents provided (used) by financing activities              (2,041)    (10,124)     (11,179)       (8,266)
                                                                              ------------ ----------- ------------ -------------

Net increase (decrease) in cash and cash equivalents                             $ (1,293)   $ (5,442)      $ (550)     $ (1,492)

Cash and cash equivalents at beginning of period                                   18,684      18,684       18,684        18,684
                                                                              ------------ ----------- ------------ -------------
Cash and cash equivalents at end of period                                       $ 17,391    $ 13,242     $ 18,134      $ 17,192
                                                                              ============ =========== ============ =============
